Registration Statement No. 2-76639

811-3428

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 32

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 32

HIGH YIELD BOND TRUST

(Exact name of Registrant)

ONE CITYPLACE, HARTFORD, CONNECTICUT 06103-3415
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (860) 308-1000

ERNEST J. WRIGHT
Secretary to the Board of Trustees
High Yield Bond Trust
One Cityplace
Hartford, Connecticut 06103-3415
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: ______________

It is proposed that this filing will become effective (check appropriate box):

[ N/A ]	immediately upon filing pursuant to paragraph (b).

[ X ]	May 1, 2003 pursuant to paragraph (b).

[ N/A ]	60 days after filing pursuant to paragraph (a)(1).

[ N/A ]	on ___________ pursuant to paragraph (a)(1)

[ N/A ]	___ days after filing pursuant to paragraph (a)(2).

[ N/A ]	on ____________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ N/A ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

Information Required in a Prospectus

HIGH YIELD BOND TRUST

Goal — High Current Income

Fund shares are offered only to separate accounts of The Travelers Insurance Company, The Travelers Life and Annuity Company or to separate accounts of affiliated companies (together, “The Companies”). The Fund serves as a funding option for certain variable annuity and variable life insurance contracts issued by The Companies.

ONE CITYPLACE
HARTFORD, CONNECTICUT 06103
TELEPHONE 1-800-842-9368

Prospectus

May 1, 2003

Table of Contents

Goals and Investments	2	Legal Proceedings	6
Fund Performance	3	Shareholder Transactions and Pricing	6
Fees and Expenses	3	Tax Consequences of Dividends and
Investments and Practices	4	Distributions	7
Management	6	Financial Highlights	8
Investment Adviser	6	Appendix	A-1
Portfolio Manager	6

The Securities and Exchange Commission (“SEC”) has not approved the Fund’s Shares as an investment and has not determined that this Prospectus is complete or accurate. It is against the law for anyone to tell you otherwise. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal
Deposit Insurance Corporation or any other government agency.

High Yield Bond Trust

Goals and Investments

Fund’s Objective:	High current income	Investment Adviser:	Travelers Asset Management International Company LLC (“TAMIC”)

Key Investments:	Below investment grade corporate fixed-income securities	Portfolio Manager:	Thomas L. Hajdukiewicz

Selection Process: The Fund normally invests at least 80% of its assets in below investment-grade bonds and debt securities (“80% investment policy”). Below investment-grade bonds and debt securities are those rated BB+ or lower by Standard & Poor’s Ratings Group or Ba1 or lower by Moody’s Investors Service, Inc., or unrated, but of comparable quality. There is no minimum acceptable rating for the Fund’s investments, and the Fund may purchase or hold securities rated in the lowest rating category, including securities in default. The Fund may also invest in many different industries. The manager will follow certain steps to evaluate the risks associated with each investment. These techniques include:

independent credit analysis	issuers’ current value of assets
judgment of the Adviser	discussions with issuer’s management
issuer’s financial soundness and anticipated cash flow	analysis of current developments and trends in the economy and financial markets

Principal Risks: The Fund is most subject to lower-quality fixed-income risk, where market values are subject to credit risks of issuers who may default or otherwise fail to make timely debt payments and to fixed income securities risk, where market values move in the opposite direction of interest rates. Another principal risk may be equities risk, where market values may change abruptly, sometimes unpredictably. For more information on the Fund’s investments and related risks, please see “Investments and Practices,” the Appendix to this prospectus and the Statement of Additional Information (“SAI”).

Additional Investments, Investment Strategies and Techniques: The Fund may invest up to 20% of its total assets in equity securities. The Fund may also invest in foreign securities. The Fund may invest in various other types of securities and engage in other investment techniques and strategies that are not the principal focus of the Fund. For a complete list of all investments available to the Fund, please refer to the Appendix of this prospectus.

2

Fund Performance

The chart and table below show how an investment in the Fund has varied over time. The returns shown assume that any dividends and distributions have been reinvested in the Fund. The returns are not reduced to reflect any variable insurance contract charges or fees that may be assessed by The Companies. The table compares the Fund’s performance with the Credit Suisse First Boston High Yield Index (“Credit Suisse Index”). The Index is unmanaged and therefore does not incur the same management and trading expenses as the Fund does. An investor cannot invest directly in an index. Past performance can give some indication of the Fund’s risk, but does not guarantee future results.

Year-by-Year Total Returns as of 12/31

Best Quarter:	(4th ’01)	7.11%
Worst Quarter:	(3rd ’01)	-4.27%

Average Annual Total Returns as of 12/31/2002
	1 year	5 year	10 year

High Yield	4.57%	5.18%	8.51%
Credit Suisse Index	3.10%	1.44%	6.51%

Fees and Expenses

The fees and expenses in the tables below are what you may pay if you buy and hold shares of the Fund, and are based on the Fund’s latest fiscal year. These fees and expenses do not reflect any of the fees that may be assessed under the variable contract for which this Fund is an investment option. If such fees were included, your costs would be higher. You should consult your contract prospectus or disclosure document for information on contract fees.

Shareholder Fees (paid directly from your investment)	None

Annual Fund Operating Expenses (expenses deducted from Fund assets)

Management Fees	0.55%*
Distribution and Service (12b-1) Fees	None
Other Expenses	0.16%

Total Annual Fund Operating Expenses	0.71%

            ______________

               *   Includes 0.06% administrative fee.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, the investment has a 5% return each year and the Fund’s operating expenses remain the same.

1 year	3 years	5 years	10 years

$73	$227	$395	$883

3

Investments and Practices

The Fund invests in various instruments subject to its investment policy. The Fund may invest in all of the following, as described on page 1 of this prospectus, and in the SAI. For a free copy of the SAI, see the back cover of this prospectus. There is no guarantee that the Fund will reach its investment objective, and an investment in the Fund may lose money.

Lower-Quality Fixed Income Securities	High-yield, high-risk securities, commonly called “junk bonds,” are considered speculative. While generally providing greater income than investments in higher-quality securities, these securities will involve greater risk of principal and income, including the possibility of default or bankruptcy of the issuers of the security. Like other fixed-income securities, the value of high-yield securities will also fluctuate as interest rates change.

Fixed-Income Investments Generally	Fixed-income securities include U.S. Government obligations, certificates of deposit, and short-term money market instruments. Fixed-income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

The value of debt securities varies inversely with interest rates. This means generally that the value of these investments increases as interest rates fall and decreases as interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. A bond’s price is affected by the credit quality of its issuer. An issuer may not always make payments on a fixed income security. Some fixed income securities, such as mortgage-backed securities are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.

Equities	Equity securities include common and preferred stock, warrants, rights, depositary receipts and shares, trust certificates, and real estate instruments.

Equities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. When you sell your shares they may be worth more or less than what you paid for them.

Foreign Securities Investments	An investment in foreign securities involves risk in addition to those of U.S. securities, including possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. The Fund also bears “information” risk associated with the different accounting, auditing, and financial reporting standards in many foreign countries. If a Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets. Foreign securities may be less liquid than U.S. securities.

Emerging Market Investments	Emerging markets offer the potential of significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions, such as currency controls or seizure of private business or property may be more likely in emerging markets.

4

Derivatives And Hedging Techniques	Derivative contracts, such as futures and options on securities, may be used for any of the following purposes:
  To hedge against the economic impact of adverse changes in the market value of its securities, due to changes in stock market prices, currency exchange rates or interest rates
  As a substitute for buying or selling securities
  To enhance return
  Forward foreign currency contracts may be used to hedge against foreign currency exposure

Even a small investment in derivative contracts can have a big impact on a Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain when stock prices, currency rates or interest rates are changing.

For a more complete description of derivative and hedging techniques and their associated risks, please refer to the SAI.

Other Risk Factors

Temporary Defensive Position	The Fund may depart from principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in various types of money market instruments. If the Fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Portfolio Turnover	The Fund may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate short-term gains (losses) for its shareholders, which are taxed at a higher rate than long-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance

Selection Risk	Fund investors are subject to selection risk in that a strategy used, or stock selected, may fail to have the desired effect. Specifically, stocks believed to show potential for capital growth may not achieve that growth. Strategies or instruments used to hedge against a possible risk or loss may fail to protect against the particular risk or loss.

Investment Objectives	The Fund’s investment objective and, unless noted as fundamental, its investment policies may be changed by the Board without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in a Fund’s investment objective or policies may result in the Fund having a different investment objective or policies from those that a policy owner selected as appropriate at the time of investment.

80% Investment Policy	The Fund will notify shareholders at least 60 days’ prior to changing its 80% investment policy.

  5

  Management

  Investment Adviser

  Travelers Asset Management International Corporation LLC (“TAMIC”) provides investment advice, and, in general, supervises and manages the investment program for the fund described in this prospectus. TAMIC is a registered investment adviser that was incorporated in 1978. Its principal offices are located at 242 Trumbull Street, Hartford, Connecticut, and it is an indirect wholly owned subsidiary of Citigroup, Inc. TAMIC also acts as an investment adviser or subadviser for:

      other investment companies used to fund variable products
      individual and pooled pension and profit-sharing accounts
      domestic insurance companies affiliated with The Travelers Insurance Company (which is affiliated with TAMIC)
      nonaffiliated insurance companies.

  For the year ended December 31, 2002, the Fund paid TAMIC a monthly fee for these services, as indicated:

Annual Management Fee		Aggregate Net Asset Value of the Fund

0.50%	of the first	$ 50,000,000 plus
0.40%	of the next	$100,000,000 plus
0.30%	of the next	$100,000,000 plus
0.25%	of amounts over	$250,000,000

  The aggregate fee paid for the recent fiscal year was 0.55% of the Fund’s average net assets including an administrative fee.

  Portfolio Manager

  Thomas Hajdukiewicz manages the High Yield Bond Trust. Mr. Hajdukiewicz joined the Travelers Insurance Company as a Senior Vice President and Portfolio Manager in January of 1997. Prior to coming to TAMIC, Mr. Hajdukiewicz served as an Analyst/Portfolio Manager with MacKay Shields Financial Corporation and as a Financial Analyst with American Capital Asset Management.

  Legal Proceedings

  There are no material legal proceedings affecting the Fund, and it has been advised by TAMIC that there are no material pending legal proceedings affecting TAMIC.

  Shareholder Transactions and Pricing

  Fund shares are currently sold only to insurance company separate accounts in connection with the variable annuity and variable life insurance contracts issued by The Companies. The term “shareholder” as used in this prospectus refers to any insurance company separate account that may use Fund shares as a funding option now or in the future. Fund shares are not sold to the general public. Fund shares are sold on a continuing basis without a sales charge at the net asset value next computed after the Fund’s custodian receives payment. The separate accounts, to which shares are sold, however, may impose sales and other charges, as described in the appropriate contract prospectus.

  The Fund currently issues only one class of shares. All shares of the Fund participate equally in dividends and distributions and have equal voting liquidation and other rights. When issued for the consideration described in the prospectus, shares are fully paid and nonassessable by the Fund. Shares are redeemable, transferable and freely assignable as collateral. (See the accompanying separate account prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

  6

  Pricing of Fund Shares

  The offering price of Fund shares is the net asset value (“NAV”) of a single share. Normally NAV is computed as of 4:00 p.m. Eastern time each day the New York Stock Exchange (“Exchange”) is open. NAV is calculated by adding the value of the Fund’s investments, cash and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

  The Fund’s assets are valued primarily based on market value. Short-term money market instruments with remaining maturities of sixty days or less are valued using the amortized-cost method. This method approximates market value and minimizes the effect of charges in a security’s market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded; the value is then converted into U.S. dollars from the local currency. In cases where market quotations are not readily available or, for foreign securities, if the values have been materially impacted by events occurring after the closing of a foreign market, an asset is valued at fair value as determined in good faith by the Trust’s Board of Trustees (“Board”). However, this procedure is not used to determine the value of the securities owned by a Fund if, in the opinion of the Board or the committee appointed by the Board, some other method (e.g., closing over- the-counter bid prices in the case of debt instruments traded off an exchange) would more accurately reflect the fair market value of such securities.

  Purchases and Redemptions

  Owners of variable annuity or variable life insurance contracts should follow the purchase and redemption procedures described in the accompanying separate account prospectus. The following is general information with regard to purchases and redemptions of Fund shares by insurance company separate accounts.

  Fund shares are purchased and redeemed at the NAV next determined after the Fund receives a purchase or redemption order. NAVs are adjusted for fractions of a cent. Upon redemption, a shareholder may receive more or less than the amount paid at the time of purchase, depending upon changes in the value of the Fund’s investment portfolio between purchase and redemption.

  The Fund computes the NAV for purchases and redemptions as of the close of the Exchange on the day that the Fund has received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but not more than seven days later.

  The Fund retains the right to refuse a purchase order. The Fund may temporarily suspend the redemption rights or postpone payments when the Exchange is closed (other than on weekends and holidays), when trading on the Exchange is restricted, or when permitted by the SEC.

  Tax Consequences of Dividends and Distributions

  Capital gains and dividends are distributed in cash or reinvested in additional Fund shares, without a sales charge. The Trust expects that Fund shares will be held under a variable annuity or variable life insurance contract. Under current tax law, distributions that are left to accumulate in the variable annuity or life insurance contract are not subject to federal income tax until they are withdrawn from the contract. Contract purchasers should review the accompanying contract prospectus for a discussion of the tax treatment applicable to variable annuity or variable life insurance contracts.

  The Fund intends to make distributions of income and capital gains in order to qualify each year as a regulated company under Subchapter M of the Internal Revenue Code. Further, the Fund intends to meet certain diversification requirements applicable to mutual funds underlying variable insurance products.

  7

  Financial Highlights

  HIGH YIELD BOND TRUST

  The financial highlights table provides information to help you understand the Fund’s financial performance for the past 5 years. Certain information presents financial results for a single Fund share. The total returns in the table represent the rate that a Fund investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information was audited by KPMG LLP, independent auditors, whose report along with the Fund’s financial statements, is included in the annual report to shareholders, which is available upon request.

	Year Ended December 31,

	2002	2001(1)	2000(1)	1999	1998

Net Asset Value, Beginning of Year	$9.04	$8.77	$9.47	$9.85	$9.89
Income (loss) from Operations:
Net Investment Income	0.78	0.80	0.79	0.81	0.77
Net realized and unrealized gain (loss)	(0.40)	0.04	(0.70)	(0.38)	(0.13)
Total Income from Operations	0.38	0.84	0.09	0.43	0.64
Less Distributions From(2):
Net Investment Income	(1.31)	(0.57)	(0.79)	(0.81)	(0.68)
Total Distributions	(1.31)	(0.57)	(0.79)	(0.81)	(0.68)
Net Asset Value, End of Year	$8.11	$9.04	$8.77	$9.47	$9.85
TOTAL RETURN	4.57%	9.55%	0.97%	4.42%	6.56%
Net Assets, End of Year (000’s)	$60,818	$50,016	$34,678	$30,317	$28,088
Ratios to Average Net Assets
Expenses(3)	0.71%	0.73%	0.83%	0.81%	0.82%
Net Investment Income	8.81	8.79	8.74	8.85	8.42
Portfolio turnover rate	100%	110%	80%	112%	147%
______________
(1)	Per share amounts have been calculated using the monthly average shares method.

(2)	Distributions from realized gains include both net realized short-term and long-term capital gains.

(3)	As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25%.

  8

  Appendix

  High Yield Bond Trust

  The Fund invests in various instruments subject to its investment policy. The following techniques and practices are all available to the Fund, and are described together with their risks in the SAI.

  Investment Techniques

  American Depositary Receipts
  Bankers Acceptances
  Buying Put and Call Options
  Certificates of Deposit
  Commercial Paper
  Convertible Securities
  Equity Securities
  Floating & Variable Rate Instruments
  Foreign Securities
  Futures Contracts
  High-Yield, High Risk Debt Securities
  Illiquid Securities
  Index Futures Contracts
  Investment Company Securities
  Investment Grade Debt Securities
  Investment in Unseasoned Companies
  Lending Portfolio Securities
  Loan Participations
  Options on Index Futures Contracts
  Options on Stock Indices
  Real Estate-Related Instruments
  Repurchase Agreements
  Reverse Repurchase Agreements
  Rights and Warrants
  Short-Term Money Market Instruments
  Swap Agreements
  Temporary Bank Borrowing
  U.S. Government Obligations
  Variable Amount Master Demand Notes
  When-Issued Securities
  Writing Covered Call Options

  A-1

  High Yield Bond Trust

  Investors who want more information about the Fund can obtain a SAI, which provides more detailed information on a number of topics and is made a part of this prospectus. Additional information about the Fund’s investments is available in its annual and semi-annual reports to shareholders. The Fund’s annual report provides a discussion of the market conditions and investment strategies that particularly impacted the Fund’s performance over the past fiscal year. These documents are free of charge. To obtain a copy, or ask other questions about the Fund, do one of the following:

CALL — 1-800-842-9368
WRITE—TRAVELERS LIFE AND ANNUITY, P.O. BOX 990009, HARTFORD, CT 06199-0009
ACCESS THE EDGAR DATABASE ON THE SEC’S WEBSITE — http://www.sec.gov

  Investors may also review or copy the above referenced documents at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the reference room may be obtained by calling the SEC at 1-202-942-8090. These documents may also be obtained, for a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102, or by sending an e-mail request to publicinfo@sec.gov.

  (1940 Act # 811-3428)

L-11173

  PART B

  Information Required in a Statement of Additional Information

  STATEMENT OF ADDITIONAL INFORMATION

  HIGH YIELD BOND TRUST

  May 1, 2003

  This Statement of Additional Information (“SAI”) is not a prospectus. Investors should read this SAI with the High Yield Bond Trust’s prospectus dated May 1, 2003 and the 2002 annual shareholder report. Investors may obtain a free copy of the prospectus and annual shareholder report by writing or calling us at:

  The Travelers Insurance Company
  Annuity Services
  One Cityplace
  Hartford, Connecticut 06103
  800-842-9368 (toll free)

  or by accessing the Securities and Exchange Commission’s website at http://www.sec.gov.

  Table of Contents

Investment Objective, Policies and Risks	2
Investment Restrictions	15
Valuation and Pricing	16
Distributions	17
Trustees and Officers	17
Code of Ethics	21
Declaration of Trust	21
Investment Advisory Services	21
Redemptions in Kind	23
Brokerage	23
Fund Administration	24
Shareholder Rights	24
Tax Status	25
Performance	26
Financial Statements	28
Additional Information	29
Appendix	30

  Investment Objective, Policies and Risks

  The High Yield Bond Trust (the “Fund”) is registered with the SEC as a diversified open-end management investment company. The Fund was formed as a Massachusetts business trust on March 18, 1982.

  The Fund’s investment objective is high income. To achieve this objective, the Fund normally invests at least 80% of its assets in below investment-grade bonds and debt securities (“80% investment policy”). These securities are high-yield, high-risk, lower-rated bonds and are commonly known as junk bonds. They are generally rated BB+ or lower by Standard & Poor’s Corporation (“S&P”) or Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”). The Fund may invest in securities that are rated as low as D by S&P and C- by Moody’s. The Fund intends to invest in D-rated debt only in cases where the investment adviser determines that there is a distinct prospect of improvement in the issuer’s financial position as a result of the completion of a reorganization or otherwise. The Fund may also invest in unrated securities that offer comparable yield and risks as securities which ar e rated, as well as in non-investment quality zero coupon and pay-in-kind (“PIK”) securities. There can be no assurance that a Fund will achieve its investment objective.

  The Fund’s investment objective and, unless noted as fundamental, its investment policies may be changed by the Board of Trustees (“Board”) without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in the Fund’s investment objective or policies may result in the Fund having a different investment objective or policies from those that a policyowner selected as appropriate at the time of investment.

  Listed below for quick reference are the other types of investments that the Fund may make and the Fund’s investment techniques. More detailed information about these investments and investment techniques follows the chart.

Security/Investment Technique	High Yield Bond Trust

Affiliated Bank Transactions
American Depositary Receipts	X
Asset-Backed Mortgage Securities
Bankers’ Acceptances	X
Buying Put and Call Options	X
Certificates of Deposit	X
Commercial Paper	X
Convertible Securities	X
Corporate Asset-Backed Securities
Debt Securities	X
Emerging Market Securities	X
Equity Securities	X
Floating & Variable Rate Instruments	X
Foreign Securities	X
Forward Contracts on Foreign Currency	X
Futures Contracts	X
High-Yield, High-Risk Debt Securities	X
Illiquid Securities	X
Indexed Securities
Investment Company Securities	X
Investment Grade Debt Securities	X
Investment in Unseasoned Companies	X

Security/Investment Technique	High Yield Bond Trust

Lending Portfolio Securities	X
Letters of Credit
Loan Participations and other Direct Indebtedness	X
Options on Foreign Currencies
Options on Index Futures Contracts	X
Options on Stock Indices	X
Real Estate-Related Instruments	X
Repurchase Agreements	X
Reverse Repurchase Agreements	X
Short Sales “Against the Box”
Short-Term Money Market Instruments	X
Stock Index Futures Contracts	X
Swap Agreements	X
Temporary Bank Borrowing	X
U.S. Government Obligations	X
Variable Rate Master Demand Notes	X
Warrants and Rights	X
When-Issued & Delayed Delivery Securities	X
Writing Covered Call Options	X

  This section explains more about the investments and investment techniques listed above. It also includes a brief discussion about the specific risks associated with a particular investment or investment technique.

  Money Market Instruments. Money market instruments are those with remaining maturities of 397 days or less, such as commercial paper (including master demand notes), bank certificates of deposit, bankers’ acceptances, and U.S. government securities, some of which may be subject to repurchase agreements.

  Certificates of Deposit. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate can usually be traded in the secondary market prior to maturity.

  Certificates of deposit are limited to U.S. dollar-denominated certificates of U.S. banks that have at least $1 billion in deposits as of the date of their most recently published financial statements (including foreign branches of U.S. banks, U.S. branches of foreign banks that are members of the Federal Reserve System or the Federal Deposit Insurance Corporation, and savings and loan associations that are insured by the Federal Deposit Insurance Corporation).

  The Fund does not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank. Additionally, the Fund does not currently intend to purchase such foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers’ acceptances or other similar obligations issued by foreign banks.

  Obligations of Foreign Branches of U.S. Banks. The obligations of foreign branches of U.S. banks may be general obligations of the parent bank as well as of the issuing branch. They also may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, if evidences of ownership of such securities are held outside the U.S., the Fund is subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

  Obligations of U.S. Branches of Foreign Banks. Obligations of U.S. branches of foreign banks may be general obligations of the parent bank as well as of the issuing branch. They also may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about an U.S. branch of a foreign bank than about a domestic bank.

  Bankers’ Acceptances. Bankers’ acceptances in which the Fund may invest are issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by the bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset, or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as lo ng as 270 days, most acceptances have maturities of six months or less. Bankers’ acceptances acquired by the Fund must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion and must be payable in U.S. dollars.

  Commercial Paper Ratings. The Fund’s investments in commercial paper are limited to those rated A-1 by S&P or Prime-1 by Moody’s. These and other ratings of money market instruments are described as follows.

  Commercial paper rated A-1 by S&P has the following characteristics. Liquidity ratios are adequate to meet cash requirements. The issuer’s long-term senior debt is rated A or better, although in some cases BBB credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established, and the issuer has a strong position within the industry.

  The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public preparations to meet such obligations. Relative strength or weakness of the above factors determines how the issuer’s commercial paper is rated within various categories.

  See the Appendix for information with respect to ratings for other debt or equity securities.

  U.S. Government Obligations. As used in this SAI, “U.S. government securities” include securities issued by the U.S. Government, its agencies, instrumentalities and government-sponsored enterprises. U.S. government securities include a variety of Treasury securities that differ only in their interest rates, initial maturities and dates of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years at the date of issuance.

  U.S. government securities include direct obligations of the U.S. Treasury and securities issued or guaranteed by the Federal Housing Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association, Federal Home Loan Mortgage Corporation, The Tennessee Valley Authority, Student Loan Marketing Association and Federal National Mortgage Association.

  Some U.S. government securities, such as Treasury bills and Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S.; others, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; still others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. Because the U.S. Government is not obligated by law to provide support to an instrumentality or government-sponsored enterprise, a Fund will invest in those U.S. government securities only when the Fund’s investment adviser, Travelers Asset Management International Company LLC (“TAMIC”), determines that the credit risk with respect to the instrumentality or enterprise does not make its securities unsuitable investments. U.S. government securities will not include international agencies or instrumentalities in which the U.S. Government, its agencies, instrumentalities or government-sponsored enterprises participate, such as the World Bank, the Asian Development Bank or the Inter-American Development Bank, or issues insured by the Federal Deposit Insurance Corporation.

  When-Issued and Delayed Delivery Securities. The Fund may, from time to time, purchase new-issue government or agency securities on a “when-issued,” “delayed-delivery,” or “to-be-announced” basis (“when-issued securities”). The prices of such securities are fixed at the time the commitment to purchase is made and may be expressed in either dollar-price or yield- maintenance terms. Delivery and payment may be at a future date beyond customary settlement time. It is the Fund’s customary practice to make when-issued purchases for settlement no more than 90 days beyond the commitment date.

  The commitment to purchase a when-issued security may be viewed as a senior security, which is marked to market and reflected in the Fund’s net asset value daily from the commitment date. While the adviser intends for the Fund to take physical delivery of these securities, offsetting transactions may be made prior to settlement, if it is advantageous to do so. The Fund does not make payment or begin to accrue interest on these securities until settlement date. To invest its assets pending settlement, the Fund normally invests in short-term money market instruments and other securities maturing no later than the scheduled settlement date.

  The Fund does not intend to purchase when-issued securities for speculative or “leverage” purposes. Consistent with Section 18 of the 1940 Act and the position of the SEC thereunder, when the Fund commits to purchase a security on a when-issued basis, the adviser identifies and places in a segregated account high-grade money market instruments and other liquid securities equal in value to the purchase cost of the when-issued securities.

  The adviser believes that purchasing securities in this manner will be advantageous to the Fund. However, this practice entails certain additional risks, namely the default of the counterparty on its obligations to deliver the security as scheduled. In this event, the Fund would experience a gain or loss equal to the appreciation or depreciation in value from the commitment date. The adviser employs a rigorous credit quality procedure in determining the counterparties to deal with in purchasing when-issued securities and, in some circumstances, require the counterparty to post cash or some other form of security as margin to protect the value of the delivery obligation pending settlement.

  Variable Rate Master Demand Notes. Variable rate master demand notes are unsecured obligations that permit the Fund to invest different amounts at varying interest rates under arrangements between the Fund (as lender) and the issuer of the note (as borrower). Under the note, the Fund has the right at any time to increase the amount up to the full amount provided by the note agreement, or to decrease the amount, and the borrower has the right to repay at any time up to the full amount of the note without penalty. Notes purchased by the Fund permit it to demand payment of principal and accrued interest at any time (on not more than seven days notice). Notes acquired by the Fund may have maturities of more than one year, provided that: (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days notice, and (2) the interest rate on such notes is adjusted automatically at periodic intervals, which normally do not exceed 31 days but may ext end up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest-rate adjustment or the demand notice period. Because these notes are direct lending arrangements between the lender and the borrower, the notes normally are not traded and have no secondary market, although the notes are redeemable and, thus, repayable at any time by the borrower at face value plus accrued interest. Accordingly, the Fund’s right to redeem depends on the borrower’s ability to pay interest on demand and repay principal. In connection with variable rate master demand notes, TAMIC considers, under standards established by the Board, earning power, cash flow and other liquidity ratios of a borrower and monitors the ability of a borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, the Fund will invest in them only if the investment adviser determines that the issuer meets the criteria establi shed for commercial paper.

  Zero Coupon Bonds and Step-Up Bonds. Zero coupon bonds do not pay interest. They are sold at a substantial discount from face value. Additionally, zero coupon bonds give the issuer the flexibility of reduced cash interest expense for several years, and they give the purchaser the potential advantage of compounding the coupons at a higher rate than might otherwise be available.

  Zero coupon bonds are very risky, however, for the investor. Because the cash flows from zero coupon bonds are deferred and because zero coupon bonds often represent subordinated debt, their prices are more volatile than most other bonds.

  Step-up bonds are a variant of zero coupon bonds. Step-up bonds pay little or no initial interest rate for several years and then a higher rate until maturity. They are also issued at a discount from face value.

  For tax purposes, a purchaser of zero coupon bonds owes income tax on the interest that has accrued each year, even though the Fund has received no cash. Certain federal tax law income and capital gain distribution requirements may have an adverse effect on the Fund to the extent the Fund invests in zero coupon bonds.

  Pay-In-Kind Bonds. Pay-in-kind bonds pay interest either in cash or in additional securities at the issuer’s option for a specified period. Like zero coupon bonds, PIK bonds are designed to give the issuer flexibility in managing cash flow. Unlike zero coupon bonds, however, PIK bonds offer the investor the opportunity to sell the additional securities issued in lieu of interest and thus obtain current income on the original investment. Certain federal tax law income and capital gain distribution requirements may have an adverse effect on the Fund to the extent that the Fund invests in PIK bonds.

  Reset Bonds. The interest rate on reset bonds is adjusted periodically to a level, which should allow the bonds to trade at a specified dollar level, generally par or $101. The rate can usually be raised, but the bonds have a low call premium, limiting the opportunity for capital gains. Some resets have a maximum rate, generally 2.5% or 3% above the initial rate.

  Increasing Rate Notes. Increasing rate notes (“IRNs”) have interest rates that increase periodically (by 1/4% per quarter, for example). IRNs are generally used as a temporary financing instrument since the increasing rate is an incentive for the issuer to refinance with longer-term debt.

  Equity Securities. By definition, equity securities include common and preferred stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

  Warrants and Rights. The Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the purchaser to buy equity securities at a specific price for a specific period of time. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

  Floating and Variable Rate Instruments: Obligations that have a floating or variable rate of interest bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Each Fund limits its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. The advisers or subadvisers monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Each Funds’ right to obtain payment at par on a demand instrument can be affected by events occurring between the date the Funds elect to demand payment and the date payment is due. Those events may affect the ability of the issuer of the instrument to make payment when due, except when such demand instruments permit same-day settlement. To facilitate settlement, these same-day demand instruments may be held in book entry form at a bank other than the Funds’ custodian, subject to a subcustodian agreement approved by the Fund between that bank and the Funds’ custodian.

  The floating and variable rate obligations that the Funds may purchase include certificates of participation in obligations purchased from banks. A certificate of participation gives a Fund an undivided interest in the underlying obligations in the proportion that the Fund’s interest bears to the total principal amount of such obligations. Certain of such certificates of participation may carry a demand feature that would permit the holder to tender them back to the issuer prior to maturity.

  Stock Index Futures Contracts. Certain Funds may purchase and sell stock index futures contracts. Stock index futures contracts bind purchaser and seller to deliver, at a future date specified in the contract, a cash amount equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price specified by the contract. That is, the seller of the futures contract must pay and the purchaser would receive a multiple of any excess of the value of the index over the settlement price, and conversely, the purchaser must pay and the seller would receive a multiple of any excess of the settlement price over the value of the index. A public market currently exists for stock index futures contracts based on the S&P 500 Index, the New York Stock Exchange Composite Index, the Value Line Stock Index, and the Major Market Index. It is

  expected that financial instruments related to broad-based indices, in addition to those for which futures contracts are currently traded, will in the future be the subject of publicly traded futures contracts. Each Fund may purchase and sell stock index futures contracts on its benchmark index or similar index.

  Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but instead are liquidated through offsetting transactions that may result in a gain or a loss. A clearing organization associated with the relevant exchange assumes responsibility for closing out transactions and guarantees that, as between the clearing members of the exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

  When futures contracts are entered into by a Fund, either as the purchaser or the seller of such contracts, the Fund is required to deposit with its custodian in a segregated account in the name of the futures commission merchant (“FCM”) an initial margin of cash or U.S. Treasury bills equaling as much as 5% to 10% or more of the contract settlement price. The nature of initial margin requirements in futures transactions differs from traditional margin payments made in securities transactions in that initial margins for futures contracts do not involve the borrowing of funds by the customer to finance the transaction. Instead, a customer’s initial margin on a futures contract represents a good faith deposit securing the customer’s contractual obligations under the futures contract. The initial margin deposit is returned, assuming these obligations have been met, when the futures contract is terminated. In addition, subsequent payments to and from the FCM, called “variation margin,” are made on a daily basis as the price of the underlying security or stock index fluctuates reflecting the change in value in the long (purchase) or short (sale) positions in the financial futures contract, a process known as “marking to market.”

  Futures contracts generally are not entered into to acquire the underlying asset and generally are not held to maturity. Prior to the contract settlement date, a Fund will normally close all futures positions by entering into an offsetting transaction which operates to cancel the position held, and which usually results in a profit or loss.

  Options On Stock Index Futures Contracts. Certain Funds also may purchase call and put options and write covered call and put options on stock index futures contracts of the type into which the particular Fund is authorized to enter. Covered put and call options on futures contracts will be covered in the same manner as covered options on securities and securities indices. The Funds may invest in such options for the purpose of closing out a futures position that has become illiquid.

  Options on futures contracts are traded on exchanges that are licensed and regulated by the CFTC. A call option on a futures contract gives the purchaser the right in return for the premium paid, to purchase a futures contract (assume a “long” position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a “short” position), for a specified exercise price, at any time before the option expires.

  Unlike entering into a futures contract itself, purchasing options on futures contracts allows a buyer to decline to exercise the option, thereby avoiding any loss beyond forgoing the purchase price (or “premium”) paid for the options. Whether, in order to achieve a particular objective, the Fund enters into a stock index futures contract, on the one hand, or an option contract on a stock index futures contract, on the other, will depend on all the circumstances, including the relative costs, liquidity, availability and capital requirements of such futures and options contracts. Each Fund will consider the relative risks involved, which may be quite different. These factors, among others, will be considered in light of market conditions and the particular objective to be achieved.

  Real Estate-Related Instruments: Some Funds may engage in the purchase and sale of real estate related instruments including real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, over building and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

  Options on Stock Indices

  In seeking to hedge all or a portion of its investments, a Fund may purchase put and call options and may write covered call options on securities indices listed on U.S. or foreign securities exchanges or traded in the over-the-counter market, which indices include securities held in the Fund’s portfolio. Some of the Funds may also use securities index options as a means of participating in a securities market without making direct purchases of securities.

  A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index. Options on securities indices are generally similar to options on specific securities. Unlike options on securities, however, options on securities indices do not involve the delivery of an underlying security; the option in the case of an option on a securities index represents the holder’s right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the underlying securities index on the exercise date. A Fund may purchase and write options on securities indices that are traded on a U.S. exchange or board of trade or a foreign exchange, to the extent permitted under rules and interpretations of the CFTC, as a hedge against changes in market conditions and interest rates, and for duration management, and ma y enter into closing transactions with respect to those options to terminate existing positions. Securities index options may be based on a broad or narrow market index or on an industry or market segment.

  The effectiveness of purchasing or writing securities index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the securities index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund realizes a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. As a result, successful use by a Fund of options on securities indices is subject to an adviser’s ability to predict correctly movements in the direction of the market generally or of a particular industry. This ability contemplates different skills and techniques from those used in predicting chang es in the price of individual securities.

  Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of a Fund to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. No such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when an adviser desires that a Fund engage in such a transaction.

  Investment in Unseasoned Companies: Certain Funds may also invest Fund assets in securities of companies that have operated for less than three years, including the operations of predecessors. Except for Equity Income. Large Cap and Pioneer Fund, the Funds have undertaken that they will not make investments that will result in more than 5% of total assets being invested in the securities of newly formed companies and equity securities that are not readily marketable. Investing in securities of unseasoned companies may, under certain circumstances, involve greater risk than is customarily associated with investment in more established companies.

  Loan Participations and Other Direct Indebtedness: By purchasing a loan participation, a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase.

  Some Funds may also purchase other direct indebtedness such as trade or other claims against companies, which generally represent money owed by the company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Certain of the loan participations and other direct indebtedness acquired by these Funds may involve revolving credit facilities or other standby financing commitments which obligate the Funds to pay additional cash on a certain date or on demand.

  The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Funds may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

  Convertible Securities. Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of an issuer that are convertible at a stated price or exchange rate into the issuer’s common stock. Convertible securities have characteristics similar to both common stock and debt obligations. Although to a lesser degree than with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and, therefore, reacts to variations in the general stock market. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.

  As fixed-income securities, convertible securities are investments that provide a stable stream of income with generally higher yields than common stocks. Like all fixed-income securities, there can be no assurance of the current income because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential through the conversion feature for capital appreciation. There can be no assurance of capital appreciation because securities prices fluctuate.

  Convertible securities generally are subordinated to other similar but not-convertible debt of the same issuer, although convertible bonds enjoy seniority payment rights over all equity securities. Convertible preferred stock is senior to the issuer’s common stock. Because of the conversion feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

  A synthetic convertible security is comprised of two distinct securities that together resemble convertible securities. Synthetic convertible securities combine non-convertible bonds or preferred stock with warrants or stock call options. The options that form a portion of the convertible security are listed on a securities exchange or on the National Association of Securities Dealers Automated Quotations Systems. The two components of a synthetic convertible security generally are not offered as a unit but may be purchased and sold by the Fund at different times. Synthetic convertible securities differ from convertible securities in that each component of a synthetic convertible security has a separate market value and responds differently from the other to market fluctuations. Investing in synthetic convertible securities involves the risks normally involved in holding the securities comprising the synthetic convertible security.

  Debt Securities. Debt securities held by the Fund may be subject to several types of investment risk, including market or interest rate risk, which relates to the change in market value caused by fluctuations in prevailing interest rates and credit risk, which relates to the ability of the issuer to make timely interest payments and to repay the principal upon maturity. Call or income risk relates to corporate bonds during periods of falling interest rates, and involves the possibility that securities with high interest rates will be prepaid or “called” by the issuer prior to maturity. Investment-grade debt securities are generally regarded as having adequate capacity to pay interest and repay principal, but have speculative characteristics. Below-investment-grade debt securities (sometimes referred to as “high-yield/high-risk” or “junk” bonds) have greater speculative characteristics. Adverse business, financial, or economic conditions will lik ely impair capacity or willingness to pay interest and repay principal.

  The yield on debt instruments over a period of time should reflect prevailing interest rates, which depend on a number of factors, including government action in the capital markets, government fiscal and monetary policy, needs of businesses for capital goods for expansion, and investor expectations as to future inflation. The yield on a particular debt instrument is also affected by the risk that the issuer will be unable to pay principal and interest.

  The Fund may invest in corporate debt obligations that are rated below the three highest rating categories of a nationally recognized statistical rating organization (AAA, AA, or A for S&P and Aaa, Aa, or A for Moody’s (see the Appendix for more information) or, if unrated, of comparable quality) and may have speculative characteristics or be speculative. Lower-rated or comparable unrated bonds include bonds rated BB+ by S&P or Ba1 by Moody’s or below. There is no minimum acceptable rating for a security to be purchased or held by the Fund, and it may, from time to time, purchase or hold securities rated in the lowest rating category, including bonds in default. Credit ratings evaluate the safety of the principal and interest payments but not the market value of high yield bonds. Further, the value of such bonds is likely to fluctuate over time.

  Lower-rated bonds usually offer higher yields with greater risks than higher-rated bonds. Lower-rated bonds have more risk associated with them that the issuer of such bonds will default on principal and interest payments. This is because of reduced creditworthiness and increased risk of default. Lower-rated securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities that react primarily to fluctuations in the general level of interest rates. Short-term corporate and market developments affecting the price or liquidity of lower-rated securities could include adverse news affecting major issuers, underwriters, or dealers of lower-rated corporate debt obligations. In addition, since there are fewer investors in lower-rated securities, it may be harder to sell the securities at an optimum time.

  As a result of these factors, lower-rated securities tend to have more price volatility and carry more risk to principal and income than higher-rated securities.

  An economic downturn may adversely affect the value of some lower-rated bonds. Such a downturn may especially affect highly leveraged companies or companies in cyclically sensitive industries, where deterioration in a company’s cash flow may impair its ability to meet its obligations to pay principal and interest to bondholders in a timely fashion. From time to time, as a result of changing conditions, issuers of lower-rated bonds may seek or may be required to restructure the terms and conditions of securities they have issued. As a result of the restructuring, holders of lower-rated securities may receive less principal and interest than they had bargained for at the time such bonds were purchased. In the event of a restructuring, the Fund may bear additional legal or administrative expenses in order to maximize recovery from an issuer. Additionally, an increase in interest rates may also adversely impact the value of high yield bonds.

  The secondary trading market for lower rated bonds is generally less liquid than the secondary trading market for higher-rated bonds. Adverse publicity and the perception of investors relating to issuers, underwriters, dealers or underlying business conditions, whether or not warranted by fundamental analysis, may affect the price of liquidity of lower-rated bonds. On occasion, therefore, it may become difficult to price or dispose of a particular security in the portfolio.

  As discussed above, the Fund may, from time to time, own zero coupon bonds and pay-in-kind securities. The price of zero coupon bonds and pay-in-kind securities is generally more sensitive to fluctuations in interest rates than are conventional bonds. Additionally, federal tax law requires that interest on zero coupon bonds be reported as income to the Fund even though it receives no cash interest until the maturity or payment date of such securities.

  Many corporate debt obligations, including many lower rated bonds, permit the issuers to call the security and therefore redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call bonds during periods of declining interest rates. In these cases, if the Fund owns a bond that is called, the Fund will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at a lower interest rates, thus reducing income to the Fund.

  Evaluating the Risks of Lower-Rated Securities. The Fund’s adviser generally follows certain steps to evaluate the risks associated with investing in lower-rated securities. These techniques include:

    Credit Research. The adviser performs its own credit analysis in addition to using nationally recognized statistical rating organizations and other sources, including discussions with the issuer’s management, the judgment of other investment analysts, and its own informed judgment. The credit analysis will consider the issuer’s financial soundness, its responsiveness to changes in interest rates and business conditions, and its anticipated cash flow, interest or dividend coverage and earnings. In evaluating an issuer, the adviser or subadviser places special emphasis on the estimated current value of the issuer’s assets rather than historical costs.

    Diversification. The Fund generally invests in securities of many different issuers, industries, and economic sectors to reduce portfolio risk.

    Economic Analysis. The adviser also analyzes current developments and trends in the economy and in the financial markets. When investing in lower-rated securities, timing and selection are critical and analysis of the business cycle can be important.

  Achievement by the Fund of its investment objective through investing in these bonds may be more dependent on the credit analysis of a lower-rated bond than would be the case if the Fund invested exclusively in higher-rated bonds.

  Buying Put and Call Options. Certain Funds may purchase put options on securities held, or on futures contracts whose price volatility is expected to closely match that of securities held, as a defensive measure to preserve shareholders’ capital when market conditions warrant. A Fund may purchase call options on specific securities, or on futures contracts whose price volatility is expected to closely match that of securities eligible for purchase by the Fund, in anticipation of or as a substitute for the purchase of the securities themselves. These options may be listed on a national exchange or executed in the “over-the-counter” market with a broker-dealer as the counterparty. While the investment adviser anticipates that the majority of option purchases and sales will be executed on a national exchange, put or call options on specific securities or for non-standard terms are likely to be executed directly with a broker-dealer when it is advantageous to do s o. Option contracts will be short-term in nature, generally less than nine months in duration.

  A Fund pays a premium in exchange for the right to purchase (call) or sell (put) a specific number of shares of an equity security or futures contract at a specified price (the strike price) on or before the expiration date of the option contract. In either case, the Fund’s risk is limited to the amount of the option premium paid.

  A Fund may sell put and call options prior to their expiration and, thereby, realize a gain or loss. A call option expires worthless if the price of the related security is below the contract strike price at the time of expiration; a put option expires worthless if the price of the related security is above the contract strike price at the time of expiration.

  A Fund uses put and call options for hedging purposes only. The adviser or subadviser identifies liquid securities sufficient to fulfill the call option delivery obligation, and these securities are segregated in an account. Similarly, the adviser or subadviser identifies deliverable securities sufficient to fulfill the put option obligation, which also are segregated. In the case of put options on futures contracts, the adviser or subadviser identifies portfolio securities whose price volatility is expected to match that of the underlying futures contract, and these securities are segregated.

  Writing Covered Call Options. The Fund may write or sell covered call options. By writing a call option, the Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price.

  The Fund may only write “covered” options. This means that as long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or, in the case of call options on U.S. Treasury bills, the Fund might own substantially similar U.S. Treasury bills.

  Writing call options permits the Fund to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Fund receives a premium from writing a call option, which it retains whether or not the option is exercised. By writing a call option, the Fund might lose the potential for gain on the underlying security while the option is open.

  Options on some securities are relatively new, and it is impossible to predict the amount of trading interest that will exist in such options. There can be no assurance that viable markets will develop or continue. The failure of such markets to develop or continue could impair the Fund’s ability to use such options to achieve its investment objectives.

  Swaps. Swaps are over-the-counter (“OTC”) agreements that typically require counterparties to make periodic payments to each other for a specified period. The calculation of these payments is based on an agreed-upon amount (called the notional amount) that generally is exchanged only in currency swaps. In other swaps, payments are usually made on a net basis, which means that on any given day, the Fund would receive or pay only the amount by which its payments under the agreement is less than or exceeds the amount of the counterparty’s payments. The periodic payments may be a fixed or floating (variable) amount. Floating payments may change with fluctuations in interest or currency rates or equity or commodity prices, depending on the contract terms. Swaps are used to hedge a risk or obtain more desirable financing terms, and they can be used to profit from correctly anticipating rate and price movements.

  Forward Contracts on Foreign Currency. A forward contract is an agreement between two parties where one party is obligated to deliver a stated amount of a particular asset at a specified future time, and the other party is obligated to pay a specified amount for the assets at the time of delivery. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties to the contract. The contracting parties may agree to offset or terminate the contract before its maturity or may hold the contract to maturity and complete the contemplated exchange.

  The following discussion summarizes the Funds’ principal uses of forward foreign currency exchange contracts (“forward currency contracts”). A Fund may enter into forward currency contracts with stated contract values of up to the value of the Fund’s total net assets. A forward currency contract is an obligation to buy (sell) an amount of a specified currency for an agreed price, which may be in U.S. dollars or a foreign currency. In the normal course of business, a Fund exchanges foreign currencies for U.S. dollars and for other foreign currencies; it may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell (“transaction hedge”). A Fund also may engage in a “position hedge” whereby it hedges some or all of its investments denominated in a foreign currency (or exposed to foreign currency fluctuations) against a decline in the value of the foreign currency relative to th e U.S. dollar by entering into forward currency contracts to sell an amount of that currency approximating the value of some or all of its portfolio securities denominated in or exposed to that currency or by participating in options or futures contracts with respect to the currency. A Fund also may engage in position hedging with a “proxy” currency (one whose performance is expected to replicate or exceed the performance of the foreign currency relative to the U.S. dollar). A Fund also may enter into an “anticipatory” position hedge with respect to a currency when the Fund is considering the purchase or sale of investments denominated in or exposed to that currency. In any of these circumstances, the Fund may enter into a “cross hedge” whereby it uses a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of co rrelation between movements in the two currencies.

  These types of hedging can minimize the effect of currency appreciation as well as depreciation but do not eliminate fluctuations in the underlying U.S.-dollar value of the proceeds of or rates of return on the Fund’s foreign securities. It is difficult to match precisely the increase in value of a forward contract to the decline in the U.S.-dollar value of the foreign asset that is the subject of the hedge. Shifting a Fund’s currency exposure from one foreign currency to another removes the Fund’s opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the Fund if the portfolio manager’s projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform in a similar manner to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

  A Fund will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is unable to cover its forward currency positions with such securities, the Fund’s custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of the Fund’s foreign contracts’ commitments with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, the Fund will find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of the Fund’s commitments with respect to such contracts. As an alternative to segregating assets, a Fund may buy call options permitting the Fund to bu y the amount of foreign currency subject to a forward buy contract.

  While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, a Fund’s ability to utilize forward contracts may be restricted. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

  Foreign and Emerging Markets Securities and ADRs. The Fund may invest in foreign securities. These securities may include U.S. dollar-denominated securities, debt securities of foreign governments (including provinces and municipalities) or their agencies or instrumentalities, securities issued or guaranteed by international organizations designated or supported by multiple governments or entities to promote economic reconstruction or development, and securities of foreign corporations and financial institutions.

  The Fund may invest in American Depositary Receipts (“ADRs”). Due to the absence of established securities markets in certain foreign countries and restrictions in certain countries on direct investment by foreign countries and restrictions in certain countries on direct investment by foreign entities, a Fund may invest in certain issuers through the purchase of sponsored and unsponsored ADRs or other similar securities, such as

  American Depositary Shares, Global Depositary Shares of International Depositary Receipts. ADRs are receipts typically issued by U.S. banks evidencing ownership of the underlying securities into which they are convertible. These securities may or may not be denominated in the same currency as the underlying securities. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

  Subject to any limit on the Fund’s investments in foreign securities, there may be no limit on the amount of assets that may be invested in securities of issuers domiciled in a single country or market. To the extent that the Fund’s assets are invested substantially in a single country or market, the Fund is more susceptible to the risks of investing in that country or market than it would be if its assets were geographically more diversified.

  Investments in foreign securities may offer the Fund an opportunity to pursue the performance potential of an overseas market. Such securities, however, also entail risks in addition to the risks of U.S. securities. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability that could affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Foreign settlement procedures and trade regulations may involve higher commission rates and risks and expenses not present in U.S. settlements. Changes in foreign exch ange rates affects the value of those securities that are denominated or quoted in currencies other than the U.S. dollar.

  Many of the foreign securities held by the Fund are not registered with, nor are the issuers thereof subject to SEC reporting requirements. Accordingly, there may be less publicly available information about the securities and the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

  Other Investment Companies. The Fund may invest in other investment companies to the extent permitted by the 1940 Act, including investing some or all of its assets in one or more other such investment companies. The Fund indirectly bears its pro rata share of any investment advisory and other fund expenses paid by the funds in which it invests.

  Illiquid Securities. The Fund may make investments in illiquid securities in an amount not exceeding 15% of the Fund’s total asset value. Illiquid securities are those that are not readily marketable within seven days in the ordinary course and include restricted securities that may not be publicly sold without registration under the Securities Act of 1933 (the “1933 Act”) and Rule 144A securities. In most instances such securities are traded at a discount from the market value of unrestricted securities of the same issuer until the restriction is eliminated. If the Fund sells such portfolio securities, it may be deemed an underwriter, as such term is defined in the 1933 Act, with respect to those sales, and registration of such securities under the 1933 Act may be required. The Fund will not bear the expense of such registration. In determining securities subject to the percentage limitation, the Fund will include, in addition to restricted securities, repurc hase agreements maturing in more than seven days and other securities not having readily available market quotations, including options traded over-the-counter and other securities subject to restrictions on resale.

  Rule 144A Securities. Certain Rule 144A securities may be considered illiquid and, therefore, their purchase is subject to the Fund’s limitation on the purchase of illiquid securities, unless the adviser under guidelines approved by the Board determines on an ongoing basis that an adequate trading market exists for the securities. If qualified institutional buyers become uninterested for a time in purchasing Rule 144A securities held by the Fund, the Fund’s level of illiquidity could increase. The Board has established standards and procedures for determining the liquidity of Rule 144A securities and periodically monitors the adviser’s implementation of the standards and procedures. The ability to sell to qualified institutional buyers under Rule 144A has developed in recent years, and the adviser cannot predict how this market will develop.

  Short-Term Money Market Instruments. Certain Portfolios, may at any time invest funds awaiting investment or held as reserves for the purposes of satisfying redemption requests, payment of dividends or making other distributions to shareholders, in cash and short-term money market instruments. Short-term money market instruments are those with remaining maturities of 397 days or less and may include (i) short-term U.S. Government Securities and, short-term obligations of foreign sovereign governments and their agencies and instrumentalities, (ii) interest bearing savings deposits on, and certificates of deposit and bankers’ acceptances of, United States and foreign banks, (iii) commercial paper of U.S. or of foreign issuers rated A-1 or higher by S&P or Prime-1 by Moody’s, issued by companies which have an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody’s or, if not rated, determined by the Investment Subadviser to be of compa rable quality to those rated obligations which may be purchased by the Portfolios.

  Temporary Bank Borrowing: Certain Funds may borrow from banks for temporary purposes, including the meeting of redemption requests which might require the untimely disposition of securities.

  Loans of Securities to Broker Dealers. The Fund may lend securities to brokers and dealers pursuant to agreements requiring that the loans be continuously secured by cash, liquid securities, or any combination of cash and liquid securities, as collateral equal at all times in value to at least 102% of the market value of the securities loaned. The Fund will not loan securities if, after a loan, the aggregate of all outstanding securities loans exceeds one-third of the value of the Fund’s total assets taken at their current market value. The Fund continues to receive interest or dividends on the securities loaned and simultaneously earns interest on the investment of any cash loan collateral in U.S. Treasury notes, certificates of deposit, other high grade, short-term obligations or interest-bearing cash equivalents. Although voting rights attendant to securities loaned pass to the borrower, such loans may be called at any time and will be called so that the Fund may vot e the securities if, in the opinion of the investment adviser, a material event affecting the investment would occur. There may be risks of delay in receiving additional collateral, in recovering the securities loaned, or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans may be made only to borrowers deemed to be of good standing, under standards approved by the Board of Trustees (“Board”), when the income to be earned from the loan justifies the risks.

  Repurchase Agreements. The Fund may invest from time to time in repurchase agreements with approved counterparties. Approved counterparties are limited to national banks or broker-dealers on the Federal Reserve Bank of New York’s list of primary reporting dealers, in each case meeting the investment adviser’s credit quality standards as presenting minimal risk of default. All repurchase transactions must be collateralized by U.S. government securities with market value no less than 102% of the amount of the transaction, including accrued interest. Repurchase transactions generally mature the next business day but, in the event of a transaction of longer maturity, collateral will be marked-to-market daily and, when required, the counterparty will provide additional cash or qualifying collateral.

  In executing a repurchase agreement, the Fund purchases eligible securities subject to the counterparty’s agreement to repurchase them on a mutually agreed upon date and at a mutually agreed upon price. The purchase and resale prices are negotiated with the counterparty on the basis of current short-term interest rates, which may be more or less than the rate on the securities collateralizing the transaction. The Fund will engage in repurchase agreements only where it takes physical delivery or, in the case of “book-entry” securities, the security is segregated in the counterparty’s account at the Federal Reserve for the benefit of the Fund, to perfect the Fund’s claim to the collateral for the term of the repurchase agreement in the event the counterparty fails to fulfill its obligation.

  As the securities collateralizing a repurchase transaction are generally of longer maturity than the term of the transaction, in the event of default by the counterparty on its obligation, the Fund would bear the risks of delay, adverse market fluctuation and any transaction costs in disposing of the collateral.

  Reverse Repurchase Agreements: A reverse repurchase agreement transaction is similar to borrowing cash. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument’s market value in cash and agrees on a stipulated date in the future to repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

  The Funds will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory to the adviser or subadviser. Such transactions may increase fluctuations in a Fund’s yield or in the market value of its assets.

  When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled. During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, a Fund may restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.

  Temporary Investments. Permissible temporary investments for defensive or cash management purposes may include U.S. government securities and money market instruments, including instruments of banks that are members of the Federal Deposit Insurance Corporation with assets of at least $1 billion, such as certificates of deposit, demand and time deposits, and bankers’ acceptances; prime commercial paper, including master demand notes; and repurchase agreements secured by U.S. government securities.

  Investment Restrictions

  At a meeting held April 30, 1999, the Fund adopted the following investment policies as fundamental (those that may not be changed without shareholder approval).

  Fundamental Policies

  The Fund, irrespective of any fundamental or non-fundamental operating investment policies, may invest all or a portion of its assets in one or more investment companies without a shareholder vote. The Fund may not:

  1.   Diversification: with respect to 75% of its assets, purchase a security other than a security issued or guaranteed by the U. S. Government, its agencies, instrumentalities, or government-sponsored enterprises or a security of an investment company if, as a result; (1)more than 5% of the Fund’s total assets would be invested in the securities of a single issuer, or (2) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

  2.   Industry Concentration: purchase a security if, as a result, more than 25% of the Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this policy, there is no limit on : (1) investments in U. S. government securities, in repurchase agreements covering U. S. government securities, in securities issued by the states, territories or possessions of the United States (“municipal securities”) or in foreign government securities; or (2) investment in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent that it invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for pur poses of this policy.

  3.   Borrowing: borrow money if, as a result, outstanding borrowings would exceed an amount equal to one-third of the Fund’s total assets.

  4.   Real Estate: purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business).

  5.   Lending: make loans to other parties if, as a result, more than one-third of its total assets would be loaned to other parties. For purposes of this policy, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

  6.   Commodities: purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts and options on futures or from investing in securities or other instruments backed by physical commodities).

  7.   Underwriting: be an underwriter (as that term is defined in the 1933 Act) of securities issued by other persons except, to the extent that in connection with the disposition of its assets, the Fund may be deemed to be an underwriter.

  8.   Senior Securities: issue any class of senior securities except to the extent consistent with the 1940 Act.

  Non-fundamental Policies

  Effective May 1, 1999, the Fund also complies with the following nonfundamental investment policies. The Fund will not:

              1.   Borrowing: for purpose of the borrowing limitation, the following are not treated as borrowings to the extent they are fully collateralized: (1) the delayed delivery of purchased securities (such as the purchase of when-issued securities); (2) reverse repurchase agreements; (3) dollar-roll transactions; and (4) the lending of securities (“leverage transactions”). (See Fundamental Policy No. 3 “Borrowing.”)

              2.   Liquidity: invest more than 15% of its net assets in: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act (“restricted securities”) that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Fund’s Board of Trustees.

              3.   Exercising Control of Issuers: make investments for the purpose of exercising control of an issuer. Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

              4.   Other Investment Companies: invest in securities of another investment company, except to the extent permitted by the 1940 Act.

              5.   Short Sales: sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

              6.   Purchasing on Margin: purchase securities on margin, except that the Fund may use short-term credit for the clearance of its portfolio transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

              7.   Lending: lend a security if, as a result, the amount of loaned securities would exceed an amount equal to one-third of the Fund’s total assets.

              8.   Pledging: pledge its assets except as permitted by the 1940 Act.

              9.   80% Investment Policy: The Fund will notify shareholders at least 60 days’ prior to changing its 80% investment policy.

  Valuation and Pricing

  Valuation. We determine current value for the Fund’s portfolio securities as follows: securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales prices were reported and U.S. government and agency obligations are valued at the mean between the last reported bid and ask prices or on the basis of quotations received from unaffiliated reputable brokers or other recognized sources; and, securities that have a remaining maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity. The Fund values short-term money market instruments with maturities of 60 days or less at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest receivable, approximates market value. All other investments are valued at fair value as determined in good faith by the Board ..

  Pricing. We compute the Fund’s net asset value per share as of 4:00 p.m. Eastern time each day the New York Stock Exchange (“Exchange”) is open for business. It is expected that the Exchange will be closed on Saturdays and Sundays and on the observed holidays of New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share is arrived at by determining the value of the Fund’s assets, subtracting its liabilities, and dividing the result by the number of shares outstanding. Fund shares are redeemed at the redemption value next determined after the Fund receives a redemption request. The redemption value is the net asset value adjusted for fractions of a cent and may be more or less than the shareholder’s cost depending upon changes in the value of the Fund’s portfolio between purchase and redemption.

  We compute the Fund’s redemption value as of the close of the Exchange at the end of the day on which it has received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but in no event later than seven days thereafter.

  The Fund may temporarily suspend the right to redeem its shares when: (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists as determined by the SEC so that disposal of the Fund’s investments or determination of its net asset value is not reasonably practicable; or (4) the SEC, for the protection of shareholders, so orders.

  Distributions

  The Trust intends to distribute dividends from the Fund’s net investment income and all net realized capital gains annually in shares or, at the option of the shareholder, in cash. When the Fund makes a distribution, it intends to distribute only its net capital gains and such income as has been predetermined to be taxable as ordinary income. Therefore, net investment income distributions will not be made on the basis of distributable income as computed on the Fund’s books but will be made on a federal taxation basis.

  Trustees and Officers

  Under Massachusetts’s law, the Fund’s Board has absolute and exclusive control over the management and disposition of all the Fund’s assets. Subject to the provisions of its Declaration of Trust, the Fund’s business and affairs are managed by the trustees or other parties so designated by the trustees. The Fund’s trustees and officers are listed below.

  Officers and Interested Trustees

Name Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation During Last Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

*R. Jay Gerken 399 Park Avenue New York, NY Age 51	Trustee	Since 2002	Managing Director (1989 to present) of Salomon Smith Barney Inc. (“SSB”); Chairman, President and CEO of Smith Barney Fund Management LLC; Travelers Investment Adviser, Inc. and CitiFund Management Inc. Chairman, Chief Executive Officer and President, Board of Managers (2002-present), six Variable Annuity Separate Accounts of The Travelers Insurance Company+; Chairman, Board of Trustees (2002-present), five Mutual Funds sponsored by The Travelers Insurance Company.++	11	Managing Director of SSB

Ernest J. Wright One Cityplace Hartford, Connecticut Age 62	Secretary to the Board	Since 1994	Vice President and Secretary (1996-present), Assistant Secretary (1994-1996), Counsel (1987-present), The Travelers Insurance Company; Secretary (1994-present), six Variable Annuity Separate Accounts of The Travelers Insurance Company+; Secretary (1994-present), five Mutual Funds sponsored by The Travelers Insurance Company.++	11	N/A

Name Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation During Last Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Kathleen A. McGah One Cityplace Hartford, Connecticut Age 52	Assistant Secretary to The Board	Since 1995	Deputy General Counsel (1999 – present); Assistant Secretary (1995-present), The Travelers Insurance Company; Assistant Secretary (1995-present), six Variable Annuity Separate Accounts of The Travelers Insurance Company+; Assistant Secretary, (1995-present), five Mutual Funds sponsored by The Travelers Insurance Company.++ Prior to January 1995, Counsel, ITT Hartford Life Insurance Company.	11	N/A

Lewis E. Daidone 125 Broad Street New York, New York Age 45	Chief Administrative Officer	Since 1996	Managing Director of SSB since 1990. Director and Senior Vice President of Smith Barney Fund Management LLC and Travelers Investment Adviser Inc.; Senior Vice President and Chief Administrative Officer of Citigroup Asset Management sponsored funds, formerly Chief Financial Officer and Treasurer; Treasurer (1996-2002), five Mutual Funds sponsored by The Travelers Insurance Company.++ Prior to 1990, he was Senior Vice President and CFO of Cortland Financial Group, Inc. (1984-1990), Assistant Controller, Reserve Group (1982-1984); Ernst & Young (1980-1982).	11	N/A

Richard L. Peteka 125 Broad Street New York, New York Age 41	Treasurer	Since 2002	Director and Head of Internal Control for Citigroup Asset Management U.S. Mutual Fund Administration from 1999-2002. Vice President, Head of Mutual Fund Administration at Oppenheimer Capital. Treasurer of several investment companies associated with Salomon Smith Barney Inc.; Treasurer (2002-present), five Mutual Funds sponsored by The Travelers Insurance Company.	11	N/A

Kaprel Ozsolak 125 Broad Street New York, New York Age 36	Controller	Since 2002	Vice President of Salomon Smith Barney Inc.; Controller (2002-present), five Mutual Funds sponsored by The Travelers Insurance Company.	11	N/A

  Independent Trustees

Name Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation During Last Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Robert E. McGill, III 295 Hancock Street Williamstown, MA Age 71	Trustee	Since 1974	Retired manufacturing executive. Director (1983-1995), Executive Vice President (1989-1994) and Senior Vice President, Finance and Administration (1983-1989), The Dexter Corporation (manufacturer of specialty chemicals and materials); Vice Chairman (1990-1992), Director (1983-1995), Life Technologies, Inc. (life science/biotechnology products); Director, (1994-1999), The Connecticut Surety Corporation (insurance); Director (1995-2000), Chemfab Corporation (specialty materials manufacturer); Director (1999-2001), Ravenwood Winery, Inc.; Director (1999-2003), Lydall Inc. (manufacturer of fiber materials); Member, Board of Managers (1974-present), six Variable Annuity Separate Accounts of The Travelers Insurance Company+; Trustee (1990-present), five Mutual Funds sponsored by The Travelers Insurance Company.++	11	None

Lewis Mandell Trustee 160 Jacobs Hall Buffalo, NY Age 60	Trustee	Since 1990	Professor of Finance and Managerial Economics, University at Buffalo since 1998. Dean, School of Management (1998-2001), University at Buffalo; Dean, College of Business Administration (1995-1998), Marquette University; Professor of Finance (1980-1995) and Associate Dean (1993-1995), School of Business Administration, and Director, Center for Research and Development in Financial Services (1980-1995), University of Connecticut; Member, Board of Managers (1990-present), six Variable Annuity Separate Accounts of The Travelers Insurance Company+; Trustee (1990-present), five Mutual Funds sponsored by The Travelers Insurance Company.++	11	Director (2000-present), Delaware North Corp. (hospitality business)

Frances M. Hawk, CFA, CFP Trustee 108 Oxford Hill Lane Downingtown, PA Age 55	Trustee	Since 1991	Private Investor, (1997-present); Portfolio Manager (1992-1997), HLM Management Company, Inc. (investment management); Assistant Treasurer, Pensions and Benefits. Management (1989-1992), United Technologies Corporation (broad-based designer and manufacturer of high technology products); Member, Board of Managers (1991-present), six Variable Annuity Separate Accounts of The Travelers Insurance Company+; Trustee (1991-present), five Mutual Funds sponsored by The Travelers Insurance Company.++	11	None

  ______________

       +   The six Variable Annuity Separate Accounts are: The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities and The Travelers Timed Aggressive Stock Account for Variable Annuities.

       ++   The five Mutual Funds are: Capital Appreciation Fund, Money Market Portfolio, High Yield Bond Trust, Managed Assets Trust and The Travelers Series Trust.

       *   Mr. Gerken is an “interested person” within the meaning of the 1940 Act by virtue of his position as Managing Director of Salomon Smith Barney, Inc., an indirect wholly owned subsidiary of Citigroup Inc., and his ownership of shares and options to purchase shares of Citigroup Inc., the indirect parent of The Travelers Insurance Company.

  Effective January 1, 2003, Mr. Knight Edwards retired from his directorship on the Board. He remains as an emeritus director.

  To operate more efficiently, the Board established two operating committees. The Nominating and Administration Committee recommends candidates for the nomination as members of the Board. The Committee also periodically reviews Board governance procedures, composition of the Board, compensation for the Board of Directors and the Committee monitors the performance of legal counsel employed by the Funds and the independent directors. The Nominating and Administration Committee will consider nominee recommendations by shareholders. Such recommendations should be submitted to the Fund in care of The Travelers Insurance Company, using the address on the cover page of this SAI. For the year ended December 31, 2002, the Nominating and Administration Committee met two times.

  The Audit Review Committee monitors the appointment, compensation and termination of the Funds’ independent auditors. The Committee also monitors the overall quality of the Funds’ financial reports and other financial information, the independence and audit work of the Funds’ independent auditors and the Funds’ financial reporting policies, practices and internal controls. For the year ended December 31, 2002, the Audit Review Committee met two times.

  For the year ended December 31, 2002, the members of the Nominating and Audit Committees were Knight Edwards, Robert E. McGill III, Lewis Mandell, and Frances M. Hawk. Trustees do not receive any additional compensation for their committee services.

  Compensation. Members of the Board who are also officers or employees of Citigroup Inc. or its subsidiaries are not entitled to any fee for their services to the Fund. Members of the Board who are not affiliated as employees of Citigroup, Inc. or its subsidiaries receive an aggregate retainer of $25,000 for service on the Boards of the five Mutual Funds sponsored by The Travelers Insurance Company and the six Variable Annuity Separate Accounts established by The Travelers Insurance Company. They also receive an aggregate fee of $3,500 for each meeting of such Boards attended and an additional fee of $1,000 for the second and each subsequent day of a regular scheduled meeting. Board Members with 10 years of service may agree to provide services as an emeritus director at age 72. Upon reaching 80 years of age, a Director must elect status as a emeritus director. A emeritus director will receive 50% of the annual retainer and 50% of meeting fees, if attended, but in no event for more than 10 years. The chart below shows the compensation paid to Board Members for the year ended December 31, 2002.

  Compensation Table.
  Interested Trustees

Name of Person, Position	Aggregate Compensation From Fund(1)	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Total Compensation From Fund and Fund Complex Paid to Directors

Jay Gerken Chairman and Trustee	N/A	N/A	N/A

  Independent Trustees

Name of Person, Position	Aggregate Compensation From Fund(1)	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Total Compensation From Fund and Fund Complex Paid to Directors

Knight Edwards Trustee	$3,636	N/A	$40,000
Robert E. McGill, III Trustee	$3,955	N/A	$43,500
Lewis Mandell Trustee	$3,955	N/A	$43,500
Frances M. Hawk, CFA, CFP Trustee	$3,955	N/A	$43,500

  ______________

      (1)   No compensation was deferred for any Trustee or Officer under a deferred compensation plan.

  The table below sets forth the dollar range of equity securities in the Funds beneficially owned by a Director, and, on an aggregate basis, in all registered investment companies overseen by a Director in the complex of Funds, as of December 31, 2002.

Director	Dollar Range of Equity Securities in the Company	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies overseen by Directors in Family of Investment Companies

R. Jay Gerkin	None	None
Robert E. McGill, III	None	None
Lewis Mandell	None	None
Frances M. Hawk	None	None

  Code of Ethics

  Pursuant to Rule 17j-1 of the 1940 Act, the Fund and its investment adviser have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the funds. All personnel must place the interest of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personnel securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

  Declaration of Trust

  The Fund is organized as a Massachusetts business trust. In accordance with certain decisions of the Supreme Judicial Court of Massachusetts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, even if the Fund were held to be a partnership, the possibility of its shareholders incurring financial loss for that reason appears remote because the Declaration of Trust contains an express disclaimer of shareholder liability for the Fund’s obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. Further, the Declaration of Trust provides for indemnification out of Fund property for any shareholder held personally liable for the Fund’s obligations.

  Investment Advisory Services

  Travelers Asset Management International Company LLC (“TAMIC”), an indirect wholly owned subsidiary of Citigroup Inc., furnishes investment management and advisory services to the Fund in accordance with the terms of an investment advisory agreement that was approved by shareholders on April 23, 1993 (the

  “Agreement”). TAMIC was incorporated in 1978 under the laws of the State of New York. On February 15, 2000 TAMIC was converted into a Delaware Limited Liability Company. TAMIC is a registered investment adviser which has provided investment advisory services since its incorporation in 1978. TAMIC’s principal offices are located at 242 Trumbull Street, Hartford, Connecticut, 06115. TAMIC also provides investment advice to individual and pooled pension and profit-sharing accounts and non-affiliated insurance companies.

  As required by the 1940 Act, the Agreement will continue in effect for a period more than two years from the date of its execution only so long as its continuance is specifically approved at least annually: (1) by a vote of a majority of the Board, or (2) by a vote of a majority of the Fund’s outstanding voting securities. In addition, and in either event, the terms of the Agreement must be approved annually by a vote of a majority of the Board who are not parties to, or interested persons of any party to, the Agreement, cast in person at a meeting called for the purpose of voting on such approval and at which the Board is furnished such information as may be reasonably necessary to evaluate the terms of the Agreement. The Agreement further provides that it will terminate automatically upon assignment; may be amended only with prior approval of a majority of the Fund’s outstanding voting securities; may be terminated without the payment of any penalty at any time upon si xty days’ notice by the Board or by a vote of a majority of the Fund’s outstanding voting securities; and may not be terminated by TAMIC without prior approval of a new investment advisory agreement by a vote of a majority of the Fund’s outstanding voting securities.

  Board Review and Approval of Investment Advisory Agreements. As previously noted, the Board of Trustees oversees the Fund’s investment advisers and determines whether to approve and renew the Fund’s Investment Advisory Agreement. In reviewing the Agreement, the Board considered a number of factors, many of which are discussed below, but did identify any single factor as controlling.

  Capability of the Investment Adviser to Provide Services

  The Board considered, among other things, the experience and expertise of each Investment Adviser’s personnel. The Board considered such factors as other clients or Funds for which the Adviser performs similar services, investment performance of such other clients or Funds, the length of service to such other clients or Funds and the size of asset pools advised. Additionally, the Board also considered the educational background and professional experience of the Adviser’s personnel. The Board also considered the availability of such personnel to the Fund, as well as each Adviser’s policies relating to the assignment of personnel to the Fund.

  Regulatory Compliance History

  The Board considered whether any of the Advisers or any affiliate thereof had any regulatory compliance problems. The Board considered the number and type of complaints, if any, involving the Adviser, and considered any inquiries involving the Adviser by the SEC or other federal or state agencies.

  Investment Performance of the Fund

  The Board reviewed the performance of the Fund from several perspectives. The Board considered how well the Fund achieved its objective. The Board also compared the Fund’s performance with other funds with similar objectives and policies, but with different Advisers. Additionally, the Board compared the performance of the Fund with appropriate market indices.

  Profitability of the Investment Adviser

  The Board considered the reasonableness of the Adviser’s profit, if any, from the fees under the Agreement. The Board assessed the fees in light of the Adviser’s overall financial position. The Board considered the appropriateness of the method by which the costs to the Adviser of providing services are computed. The Board examined any collateral benefits to the Adviser as a result of providing services to the Fund as well as collateral benefits to the Fund as a result of its relationship with the Adviser.

  Expenses

  The Board considered data on the advisory fees of a representative sample of funds that are comparable to the Fund. The Board also considered the expense ratios of a representative sample of funds comparable to the Fund. The Board reviewed whether there have been any economies of scale realized because of common management with other Funds or other Funds managed by the Adviser and considered the potential for further economies of scale.

  After evaluation of information received at regular meetings throughout the year, the Board concluded that the Fund’s investment advisory agreement is reasonable and fair to the Fund and its shareholders and should be continued.

  Under the terms of the Agreement, TAMIC shall:

              (1)   obtain and evaluate pertinent economic, statistical and financial data and other information relevant to the investment policy of the Fund, affecting the economy generally and individual companies or industries, the securities of which are included in the Fund’s portfolio or are under consideration for inclusion therein;

              (2)   be authorized to purchase supplemental research and other services from brokers at an additional cost to the Fund;

              (3)   regularly furnish recommendations to the Board with respect to an investment program for approval, modification or rejection by the Board;

              (4)   take such steps as are necessary to implement the investment program approved by the Board; and

              (5)   regularly report to the Board with respect to implementation of the approved investment program and any other activities in connection with the administration of the assets of the Fund.

  Advisory fees. For furnishing investment management and advisory services, TAMIC is entitled to be paid an annual fee, computed daily and payable monthly, at the following rates:

Annual Management Fee		Aggregate Net Asset Value of the Fund

0.50%	of the first	$ 50,000,000, plus
0.40%	of the next	$100,000,000, plus
0.30%	of the next	$100,000,000, plus
0.25%	of amounts over	$250,000,000

  The total advisory fees paid to TAMIC for the years ended December 31, 2000, 2001,and 2002 were $158,785, $220,088, and $278,976, respectively.

  Under the Agreement, the Company has agreed to reimburse the Fund for the amount by which its aggregate annual expenses, including investment advisory fees but excluding brokerage commissions, interest charges and taxes, exceed 1.25% of the Fund’s average net assets for any year. For the years ended December 31, 2000, 2001, and 2002 the Fund received no reimbursements from the Company.

  Redemptions in Kind

  If conditions arise that would make it undesirable for the Fund to pay for all redemptions in cash, the Fund may authorize payment to be made in portfolio securities or other property. The Fund has obligated itself under the 1940 Act, however, to redeem for cash all shares presented for redemption by any one shareholder up to $250,000, or 1% of the Fund’s net assets if that is less, in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value determined in computing the net asset value per share. Shareholders receiving such securities would incur brokerage costs when these securities are sold.

  Brokerage

  Subject to approval of the Board, TAMIC’s policy, in executing transactions in portfolio securities, is to seek best execution of orders at the most favorable prices. Determining what may constitute best execution and price in the execution of a securities transaction by a broker involves considering, without limitation:

      the overall direct net economic result to the Fund, involving both price paid or received and any commissions and other cost paid;
      the efficiency with which the transaction is effected;

      the ability to effect the transaction at all where a large block is involved;
      the availability of the broker to stand ready to execute potentially difficult transactions in the future; and
      the financial strength and stability of the broker.

  Such considerations are judgmental and are weighed by management in determining the overall reasonableness of brokerage commissions paid. Subject to the foregoing, a factor in the selection of brokers is the receipt of research services, analyses and reports concerning issuers, industries, securities, economic factors and trends, and other statistical and factual information. Any such research and other statistical and factual information provided by brokers is considered to be in addition to and not in lieu of services TAMIC is required to perform under its investment advisory agreement. The cost, value, and specific application of such information are indeterminable and hence are not practicably allocable among the Fund and other clients of TAMIC who may indirectly benefit from the availability of such information. Similarly, the Fund may indirectly benefit from information made available as a result of transactions for such clients.

  Purchases and sales of bonds and money market instruments are usually principal transactions and normally are purchased directly from the issuer or from the underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. Purchases from the underwriters do include the underwriting commission or concession, and purchases from dealers serving as market makers do include the spread between the bid and asked prices. Where transactions are made in the over-the-counter market, the Fund deals with primary market makers unless more favorable prices are otherwise obtainable. Brokerage fees are incurred in connection with futures transactions, and the Fund is required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

  TAMIC may follow a policy of considering the sale of shares of the Fund a factor in the selection of broker-dealers to execute portfolio transactions, subject to the requirements of best execution described above.

  TAMIC’s policy with respect to brokerage is and will be reviewed by the Board periodically. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated. Because the purchase and sale of bonds is a principal transaction, there are no brokerage commissions to report.

  Fund Administration

  The Fund entered into an administrative services agreement during 1996 with the Company to provide pricing and bookkeeping services at an annualized rate of 0.06% of the daily net assets of the Fund. The Company at its expense has appointed a subadministrator, Smith Barney Fund Management LLC (“SBFM”) (formerly SSB Citi Fund Management LLC) an affiliate of the Company, to provide these services. The Company pays Citigroup, as subadministrator, a fee at an annual rate of 0.06% of the Fund’s average daily net assets of the Fund. For the years ended December 31, 2000, 2001, and 2002 the administration fees were $19,054, $26,411, and $34,347, respectively.

  Shareholder Rights

  Fund shares are currently sold only to insurance company separate accounts in connection with variable annuity and variable life insurance contracts issued by the Company. Fund shares are not sold to the general public. Fund shares are sold on a continuing basis, without a sales charge, at the net asset value next computed after payment is made by the insurance company to the Fund’s custodian. However, the separate accounts to which shares are sold may impose sales and other charges, as described in the appropriate policy or contract prospectus.

  The Fund currently issues one class of shares which participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, the shares will be fully paid and nonassessable by the Fund and will have no preference, conversion, exchange or preemptive rights.

  Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares. Shares are redeemable, transferable and freely assignable as collateral. There are no sinking fund provisions. (See the accompanying separate account prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

  Although the Fund is not currently aware of any disadvantages to contract owners of either variable annuity or variable life insurance contracts because the Fund’s shares are available with respect to both products, an irreconcilable material conflict may conceivably arise between contract owners of different separate accounts investing in the Fund due to differences in tax treatment, management of the Fund’s investments, or other considerations. The Fund’s Board will monitor events in order to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and will determine what action, if any, should be taken in the event of such a conflict.

  Tax Status

  General Tax Information

  The Fund qualified in its last taxable year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and the Fund intends to so qualify in the future so long as such qualification is in the best interest of shareholders. If the Fund qualifies as a regulated investment company and distributes substantially all of its net income and gains to its shareholders (which it intends to do), then under the provisions of Subchapter M, the Fund should have little or no income taxable to it under the Code.

  The Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of the Fund’s gross income must be derived from dividends, interest, payments with respect to securities loaned, and gains from the sale or disposition of securities; and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of the Fund’s total assets must consist of cash, U.S. government securities and other securities (no more than 5% of the value of the Fund may consist of such other securities of any one issuer, and the Fund must not hold more than 10% of the outstanding voting stock of any issuer), and (b) the Fund must not invest more than 25% of the value of its total assets in the securities of any one issuer (other than U.S. government securities).

  In order to maintain the qualification of the Fund’s status as a regulated investment company, in its business judgment, the investment adviser may restrict the Fund’s ability to invest in certain types of financial instruments. For the same reason, the investment adviser may, in its business judgment, require the Fund to maintain its investment in certain types of financial instruments beyond the time when it might otherwise be advantageous to do so.

  The Fund also intends to comply with section 817(h) of the Code and the regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies’ separate accounts (such as the account) that are used to fund benefits under variable life insurance and variable annuity contracts. These requirements are in addition to the requirements of subchapter M and of the 1940 Act and may affect the securities in which the Fund may invest. In order to comply with the current or future requirements of section 817(h) (or related Code provisions), the Fund may be required, for example, to alter its investment objective or policies. No such change of investment policies will take place without notice to the Fund’s shareholders, the approval of a majority of the outstanding voting shares if necessary, and the approval of the SEC, to the extent legally required.

  Additional Tax Considerations

  If the Fund fails to qualify as a regulated investment company, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders), and distributions to its shareholders will constitute ordinary income to the extent of the Fund’s available earnings and profits. Owners of variable life insurance and annuity contracts that have invested in such a Fund might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. In addition, if the Fund failed to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of variable life insurance and annuity contracts that have invested in the Fund would be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the F und’s adviser, and it is intended that the Fund will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return of the Fund, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Fund’s adviser might otherwise believe to be desirable.

  The Fund should not be subject to the 4% federal excise tax imposed on regulated investment companies that do not distribute substantially all their income and gains each calendar year because the tax does not apply to a regulated investment company whose only shareholders are segregated asset accounts of life insurance companies held in connection with variable annuity contracts and/or variable life insurance policies.

  Foreign Investments. Funds investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally at a rate between 10% and 35%. The investment yield of any fund that invests in foreign securities or currencies is reduced by these foreign taxes. Owners of variable life insurance and annuity contracts investing in such fund bear the cost of any foreign taxes but may not be able to claim a foreign tax credit or deduction for these foreign taxes. Funds investing in securities of passive foreign investment companies may be subject to U.S. federal income taxes and interest charges, and the investment yield of a fund making such investments is reduced by these taxes and interest charges. Owners of variable life insurance and annuity contracts investing in such funds bear the cost of these taxes and interest charges.

  Other Information. The discussion of “Tax Consequences of Dividends and Distributions” in the prospectus and the foregoing discussion of federal income tax consequences is a general and abbreviated summary based on tax laws and regulations in effect on the date of the prospectus. Tax law is subject to change by legislative, administrative or judicial action. Each prospective investor should consult his or her own tax advisor as to the tax consequences of investments in the Fund.

  It is not feasible to comment on all of the federal tax consequences concerning the Fund. No further discussion of those consequences is included in this SAI. For information concerning the federal income tax consequences to the owners of variable life insurance and annuity contracts, see the prospectuses for the contracts.

  Performance

  The Company may include a Fund’s total return, average annual total return, and yield in advertisements and other sales literature. These figures are based on historical earnings and are not a guarantee of future performance. Additionally, these figures do not include the deduction of any contract charges, which, if reflected, would reduce the quoted performance.

  Total Return

  Total return is computed for a specified period of time assuming reinvestment of all income dividends and capital gains distributions at net asset value on the ex-dividend dates at prices calculated as stated in the prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information over different periods of time by means of aggregate, average, year-by-year, or other types of total return figures. The standard total return shows what an investment in the fund would have earned over a specified period of time (one, five or ten years) assuming all distributions and dividends by the fund were invested on the reinvestment dates during the period less all recurri ng fees. Aggregate total return represents the cumulative change in the value of an investment in a fund for the specified period.

  Average Annual Total Return

  These figures are computed according to formula prescribed by the SEC. The formula is as follows:

  P(1+T) /n/ =ERV
  P = a hypothetical initial payment of $1,000
  T = average annual total return
  n = number of years

  ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

  Yield

  The yield of a fund refers to the net investment income earned by investments in the fund over a 30 day period. Yield is computed by dividing the net investment income per share earned during a specified 30 day period by the net asset value per share on the last day of such period and annualizing the result. For purposes of the yield calculation, interest income is determined based on a yield to maturity percentage for each long-term fixed income obligation in the fund; income on short-term obligations is based on current payment rate. This net investment income is then annualized, i.e., the amount of income earned by the investments during that 30 day period is assumed to be earned each 30 day period for 12 periods and is expressed as a percentage of the investments. The yield quotation is calculated according to a formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies.

  The standard formula is as follows:

  Yield = 2[((a - b) / (c x d) +1) – 1] 6

  a = dividends and interest earned during the period
  b = expenses accrued for the period (net of waiver or reimbursement)
  c = the average daily number of shares outstanding during the period that were entitled to receive dividends
  d = the maximum offering price per share on the last day of the period

  The following is a partial list of publications that may be noted in the Fund’s sales literature or shareholder materials that contain articles describing investment results or other data relative to one or more of the insurance products that purchase Fund shares. Other publications may also be cited.

Across the Board	Advertising Age
American Banker	Barron’s
Best’s Review	Broker World
Business Insurance	Business Month
Business Week	Changing Times
Consumer Reports	The Economist
Financial Planning	Financial World
Forbes	Fortune
Inc.	Institutional Investor
Insurance Forum	Insurance Sales
Insurance Week	Journal of Accountancy
Journal of the American Society of CLU & ChFC	Journal of Commerce
Life Insurance Selling	Life Association News
Manager’s Magazine	MarketFacts
Money	Morningstar, Inc.
National Underwriter	Nation’s Business
New Choices (formerly 50 Plus)	The New York Times
Pensions & Investments	Pension World
Rough Notes	Round the Table
U.S. Banker	VARDs
The Wall Street Journal	Working Woman

  Financial Statements

  The Fund’s fiscal yearend is December 31st. Financial statements for the Fund’s annual and semi-annual periods will be distributed to shareholders of record.

  KPMG LLP, 757 Third Avenue, New York, NY 10017, has been selected as independent auditors to examine and report on the Fund’s financial statements. The financial statements for the Fund have been audited by KPMG LLP for the fiscal year ended December 31, 2002. The financial statements of the Fund and the Report of Independent Auditors are contained in the Fund’s Annual Report, which is incorporated by reference in the Statement of Additional Information.

  Additional Information

  On April 1, 2002, the Company owned 100% of the Fund’s outstanding shares. The Company is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. It is a wholly owned subsidiary of The Travelers Insurance Group Inc., which is an indirect wholly owned subsidiary of Citigroup Inc., a bank holding company. The Company’s home office is located at One Cityplace, Hartford, Connecticut 06103, telephone number 800-842-9368.

  State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 is the Fund’s custodian.

  Citicorp Trust Bank, fsb (formerly Travelers Bank & Trust, fsb), 125 Broad Street, New York, NY 10004, will maintain the records relating to its function as transfer agent for the Fund.

  PFPC Global Fund Services (formerly First Data Investor Services Group, Inc.), 101 Federal Street, Boston, MA, 02110, will maintain records relating to its function as the sub-transfer agent for the Fund.

  Except as otherwise stated in its prospectus or as required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

  No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund’s prospectus, this SAI, or any supplemental sales literature issued by the Fund, and no person is entitled to rely on any information or representation not contained in the prospectus.

  The Fund’s prospectus and this SAI omit certain information contained in the Fund’s registration statement filed with the SEC, which investors may obtain from the SEC’s principal office in Washington, D.C. upon payment of the fee prescribed by the rules and regulations promulgated by the SEC. Otherwise, investors may obtain the Fund’s registration for free by accessing the SEC’s website at http//www.sec.gov.

  APPENDIX

  Commercial Paper Ratings

  The Fund’s investments in commercial paper are limited to those rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody’s. These ratings and other money market instruments are described as follows.

  Commercial paper rated A-1 by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements. The issuer’s long-term senior debt is rated A or better, although in some cases BBB credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry.

  Commercial paper rated A-2 by S&P indicates that capacity for timely payment is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

  Commercial paper rated Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public preparations to meet such obligations. Relative strength or weakness of the above factors determines how the issuer’s commercial paper is rated within various categories.

  Commercial paper rated Prime-2 has a strong capacity for repayment of short-term promissory obligations.

  Preferred Stock Ratings

  Moody’s Preferred Stock Ratings

  Preferred stock ratings and their definitions are as follows:

  1.   aaa: An issue that is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

  2.   aa: An issue that is rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

  3.   a: An issue that is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

  4.   baa: An issue that is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

  5.   ba: An issue that is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

  6.   b: An issue that is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

  7.   caa: An issue that is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

  8.   ca: An issue that is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

  9.   c: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Moody’s applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a midrange ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  Corporate Bond Ratings

  S&P Corporate Bond Ratings

  An S&P corporate bond rating is a current assessment of the creditworthiness of an obligor, including obligors outside the United States, with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. Ratings of foreign obligors do not take into account currency exchange and related uncertainties. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable.

  The ratings are based, in varying degrees, on the following considerations:

  a. Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

  b. Nature of and provisions of the obligation; and

  c. Protection afforded by and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

  PLUS (+) OR MINUS (-): To provide more detailed indications of credit quality, ratings from AA to A may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

              Bond ratings are as follows:

  1.   AAA — Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  2.   AA — Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

  3.   A — Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

  4.   BBB — Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

  5.   BB, B, CCC, CC and C — Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation, and C the highest degree of speculation. While such debt likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

  Moody’s Corporate Bond Ratings

              Moody’s ratings are as follows:

  1.   Aaa — Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are not likely to impair the fundamentally strong position of such issues.

  2.   Aa — Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long term risks appear somewhat larger than in Aaa securities.

  3.   A — Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  4.   Baa — Bonds that are rated Baa are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  5.   Ba — Bonds that are rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  6.   B — Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  Fitch Corporate Bond Ratings

              Fitch ratings are as follows —

  1.   AAA — Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

  2.   AA — Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-l+.

  3.   A — Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

  4.   BBB — Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  5.   BB — Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

  6.   B — Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflect the obligor’s limited margin of safety and the need for reasonable business and economic activity through out the life of the issue.

  7.   CCC — Bonds have certain identifiable characteristics, which if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

  8.   CC — Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

  9.   C — Bonds are in imminent default in payment of interest or principal.

  10.   DDD, DD and D — Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

  Plus (+) Minus (-) — Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD, or D categories.

  HIGH YIELD BOND TRUST

  STATEMENT OF ADDITIONAL INFORMATION

L-11173S	TIC Ed. 5-2003
Printed in U.S.A.

  PART C

  OTHER INFORMATION

Item 23.	Exhibits

(a)	Declaration of Trust. (Incorporated herein by reference to Exhibit 1 to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed on April 11, 1996.)

(b)	By-Laws of High Yield Bond Trust. (Incorporated herein by reference to Exhibit 2 to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed on April 11, 1996.)

(d)	Investment Advisory Agreement between the Registrant and Travelers Asset Management International Corporation. (Incorporated herein by reference to Exhibit 5 to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed on April 11, 1996.)

(g)(1)	Master Custody Agreement with State Street Bank and Trust. (Incorporated herein by reference to Exhibit g(5) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, File No. 33-75644, Accession No. 0000950130-02-001166 filed February 27, 2002.)
(h)(1)	Administrative Services Agreement between the Registrant and The Travelers Insurance Company. (Incorporated herein by reference to Exhibit 9 to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A filed February 20, 1997.

(h)(2)	Transfer Agency and Services Agreement between Citi Fiduciary Trust Company (formerly Smith Barney Private Trust Company) and the Registrant. (Incorporated herein by reference to Exhibit h.2 to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, File No. 33-75644 filed on February 28, 2001.)

(h)(3)	Sub-Transfer Agency and Services Agreement between Registrant and PFPC Global Fund Services. (Incorporated herein by reference to Exhibit h.3 to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, File No. 33-75644 filed February 28, 2001.).

(i)	An opinion and consent of counsel as to the legality of the securities registered by the Registrant. (Incorporated herein by reference to the Registrant’s Rule 24f-2 Notice filing on March 24, 1998.)
(j)(1)	Consent of KPMG LLP, Independent Auditors. Filed herewith.
(j)(2)	Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatories for Heath B. McLendon, Knight Edwards, Robert E. McGill III, Lewis Mandell, Frances M. Hawk and Ian R. Stuart. (Incorporated herein by reference to Exhibit 11(B) to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed on April 11, 1996.)
(j)(3)	Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Lewis E. Daidone. (Incorporated herein by reference to Exhibit 11(B) to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A filed February 20, 1997.
(j)(4)	Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for R. Jay Gerken and Richard Peteka. Filed herewith.
(p)	Code of Ethics of High Yield Bond Trust (Incorporated herein by reference to Exhibit p(1) to Post –Effective Amendment No. 32 to the Registration Statement on Form N-1A, File No. 2-76640 filed April 17, 2001.).
Item 24.	Persons Controlled By or Under Common Control With the Registrant

  Not Applicable.

Item 25.	Indemnification

  Provisions for the indemnification of the Fund’s Trustees and officers are contained in the Fund’s Declaration of Trust which was filed with Post-Effective Amendment No. 21 to this Registration Statement as Exhibit 1 on April 11, 1996.

  Rule 484 Undertaking

  Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act’) may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether suc h indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.	Business and Other Connections of Investment Adviser

  Information as to Officers and Directors of Travelers Asset Management International Company LLC (TAMIC), the Investment Adviser for High Yield Bond Trust, is in included in its Form ADV (File No. 801-57536) filed with the Commission, which is incorporated herein by reference thereto.

Item 27.	Principal Underwriter

  Not Applicable.

Item 28.	Location of Accounts and Records

(1)	Smith Barney Fund Management LLC 125 Board Street New York, NY 10004

(2)	State Street Bank & Trust Company 225 Franklin Street Boston, MA 02110

(3)	PFPC Global Fund Services 101 Federal Street Boston, MA 02110

(4)	Citicorp Trust Bank, fsb (formerly Travelers Bank & Trust, fsb) 125 Broad Street New York, New York 10004

Item 29.	Management Services

  Not Applicable.

Item 30.	Undertakings

  The undersigned Registrant hereby undertakes to provide to each person to whom a prospectus is delivered a copy of the Registrant’s latest annual report to shareholders, upon request and without charge.

  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, High Yield Bond Trust, certifies that it meets all of the requirements for effectiveness of this post-effective amendment to this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, State of Connecticut, on the 28th day of April, 2003.

  HIGH YIELD BOND TRUST

  (Registrant)

By:	*R. Jay Gerken

R. Jay Gerken
Chairman, Board of Trustees Chief Executive Officer and President

  Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to this registration statement has been signed below by the following persons in the capacities indicated on the 28th day of April 2003.

R. JAY GERKEN (R. Jay Gerken)	Chairman of the Board, President and Chief Executive Officer

*ROBERT E. MCGILL III (Robert E. McGill III)	Trustee

*LEWIS MANDELL (Lewis Mandell)	Trustee

*FRANCES M. HAWK (Frances M. Hawk)	Trustee

*RICHARD PETEKA (Richard Peteka)	Treasurer

  *By: /s/Ernest J. Wright, Attorney-in-Fact
  Secretary, Board of Trustees

  EXHIBIT INDEX

Exhibit Number	Description	Method of Filing

(j)(1)	Consent of KPMG LLP, Independent Auditors.	Electronically

(j)(4)	Powers of Attorney for R. Jay Gerken and Richard Peteka.	Electronically